LEGG MASON PARTNERS INSTITUTIONAL TRUST
WESTERN ASSET / CITI INSTITUTIONAL CASH RESERVES
CLASS O SHARES

SUPPLEMENT DATED MARCH 22, 2010
TO THE SUMMARY PROSPECTUS

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated December 29, 2009 and as may be amended or further supplemented, the fund’s statement of additional information, dated December 29, 2009, as supplemented on March 12, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2009, are incorporated by reference into this Summary Prospectus.

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